UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2007 (April 18, 2007)

SES SOLAR INC.

(Exact name of registrant as specified in its charter)

Delaware	000-49891	33-0860242
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

 129 Route de Saint Julien, Plan-les-Ouates, Geneva, Switzerland

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: +41-22-884-1484

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

The registrant is delinquent in its filing of its Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006. The Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006, was the first Annual Report on Form 10-KSB that the registrant was required to file since the closing of the reverse acquisition on September 27, 2006. The time and effort required to comply with both U.S. generally accepted accounting principles as well as U.S. Securities and Exchange Commission requirements was underestimated by the registrant. The registrant anticipates filing the Annual Report on Form 10-KSB on or before May 18, 2007. The registrant now believes it has taken the necessary steps to enable it to prepare and file on a timely basis its required financial reporting and other reports under applicable rules and regulations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SES SOLAR INC.

Date: May 14, 2007	By:	/s/ Jean-Christophe Hadorn Jean-Christophe Hadorn
Chief Executive Officer